UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2003



                             CANNONDALE CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                     0-24884                 06-0871823
       (State or other          (Commission File Number)     (I.R.S. Employee
jurisdiction of incorporation)                            Identification Number)



                 16 Trowbridge Drive, Bethel, Connecticut 06801
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: 203-749-7000






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Item 5.  Other Events and Required FD Disclosure.

        The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated March 21, 2003, filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

        99.1 Press Release of the Company dated March 21, 2003.






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CANNONDALE CORPORATION



Date: April 7, 2003                         By:  /s/ John Moriarty
                                                ------------------------------
                                                John Moriarty
                                                Assistant Treasurer







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                                  EXHIBIT INDEX

99.1    Press Release of the Company dated March 21, 2003.






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